UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )

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TECHNOLOGY SOLUTIONS COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Technology Solutions Company

Notice of Annual Meeting

and

Proxy Statement

2005 Annual Meeting of Stockholders

ELECTION OF DIRECTORS
NOMINEES FOR DIRECTOR
BOARD OF DIRECTORS
INDEPENDENT AUDITORS
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
REPORT OF THE AUDIT COMMITTEE
EXECUTIVE OFFICER COMPENSATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT
ADDITIONAL INFORMATION RELATING TO VOTING SECURITIES
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
PERFORMANCE GRAPH
STOCKHOLDER PROPOSALS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ANNUAL REPORT TO STOCKHOLDERS
OTHER BUSINESS
OTHER INFORMATION

TECHNOLOGY SOLUTIONS COMPANY
205 North Michigan Avenue, Suite 1500
Chicago, Illinois 60601
(312) 228-4500

Dear Stockholder:

You are cordially invited to the 2005 Annual Meeting of Stockholders of Technology Solutions Company. The meeting will be held at the Company’s offices located at 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601 on May 5, 2005, starting at 8:15 a.m., CDT.

The matters to be considered at the meeting are described in the accompanying Proxy Statement. Regardless of your plans for attending in person, it is important that your shares be represented at the meeting. Therefore, please complete, sign, date and return your proxy card in the enclosed, post-paid envelope. This will enable you to vote on the business to be transacted, whether or not you attend the meeting.

We hope that you can attend the 2005 Annual Meeting, but in any event, please vote your shares by signing and returning your proxy card.

Sincerely,

/s/ Stephen B. Oresman	/s/ Michael R. Gorsage

Stephen B. Oresman	Michael R. Gorsage
Chairman of the Board	President and CEO

April 7, 2005

TECHNOLOGY SOLUTIONS COMPANY
NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, MAY 5, 2005

To Our Stockholders

The 2005 Annual Meeting of Stockholders (the “Annual Meeting”) of Technology Solutions Company (the “Company”) will be held at the Company’s offices at 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601 on Thursday, May 5, 2005 at 8:15 a.m., CDT, for the following purposes:

1.	To elect seven directors, each to serve for a one-year term;

2.	To ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2005; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only stockholders of record at the close of business on March 18, 2005 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. A list of those stockholders will be available for examination by any stockholder for any purpose germane to the Annual Meeting, during normal business hours, at the principal executive offices of the Company, 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601, for a period of ten days prior to the Annual Meeting.

Your attention is directed to the accompanying Proxy Statement. Whether or not you plan to attend the Annual Meeting in person, you are urged to complete, sign, date and return the enclosed proxy card in the enclosed, post-paid envelope. If you attend the Annual Meeting and wish to vote in person, you may withdraw your proxy and vote your shares personally.

By order of the Board of Directors,

/s/ Philip J. Downey

Philip J. Downey
Corporate Secretary

April 7, 2005

TECHNOLOGY SOLUTIONS COMPANY
205 North Michigan Avenue, Suite 1500
Chicago, Illinois 60601

PROXY STATEMENT

Annual Meeting of Stockholders
May 5, 2005

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Technology Solutions Company (the “Company”) for use at the 2005 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Company’s principal executive offices located at 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601, on May 5, 2005 at 8:15 a.m., CDT. Each holder of record of shares of Common Stock, $0.01 par value, of the Company (the “Common Stock”) at the close of business on March 18, 2005 (the “Record Date”), is entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof and will have one vote on each matter considered for each share held on the Record Date. A majority of the shares entitled to vote will constitute a quorum. On the Record Date there were 46,855,015 shares of Common Stock outstanding.

If you are unable to attend the Annual Meeting, you may vote by proxy. The proxy holders will vote your shares according to your instructions. If you return a properly signed and dated proxy card but do not mark a choice on one or more items, your shares will be voted in accordance with the recommendations of the Board of Directors for those items as set forth in this Proxy Statement. The proxy card gives authority to the proxy holders to vote your shares in their discretion on any other matter presented at the Annual Meeting or any adjournment thereof. A proxy may indicate that all or a portion of the shares represented by that proxy are not being voted by a stockholder with respect to a particular matter. Any such non-voted shares will be considered present for the purpose of determining the presence of a quorum.

You may revoke your proxy at any time prior to voting at the Annual Meeting by delivering written notice to the Secretary of the Company, by submitting a subsequently dated proxy or by attending the Annual Meeting and voting in person.

The Company will bear the cost of preparing, handling, printing and mailing this Proxy Statement, the related proxy card and any additional materials which may be furnished to stockholders, as well as the actual expense incurred by brokerage houses, fiduciaries and custodians in forwarding those materials to beneficial owners of Common Stock held in their names. The solicitation of proxies will be made by the use of the mail and through direct communication with certain stockholders or their representatives by certain officers, directors or employees of the Company who will receive no additional compensation therefor. This Proxy Statement and the related proxy card are first being sent or given to stockholders on or about April 7, 2005.

ELECTION OF DIRECTORS

The Board of Directors consists of seven persons, each with a term of office ending at the 2005 Annual Meeting. The Board of Directors has nominated Ms. Kruger and Messrs. Caldiero, Dill, Gorsage, Luterman, Oresman and Purcell for re-election as Directors to serve until the Annual Meeting of Stockholders held in 2006 and until his or her successor has been elected and qualified.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees recommended by the Board of Directors. Directors are elected by a plurality of the votes cast. Stockholders may not cumulate their votes. The nominees receiving the highest number of votes cast will be elected. If any of the nominees are unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for another nominee who will be designated by the Board of Directors to fill the vacancy. It is not expected that any of the nominees will be unable or will decline to serve as a Director. A vote withheld will not count as a vote either for or against the nominee. If additional persons are nominated for election as Directors, the proxy holders intend to vote all proxies received by them for the nominees recommended by the Board of Directors.

NOMINEES FOR DIRECTOR

Nominees to Serve Until the 2006 Annual Meeting:

Raymond P. Caldiero, age 65, has been a Director of the Company since January 1998. He has served as Chairman, President and Chief Executive Officer of CII Inc., a business consulting firm, since 1990. He has also served as Chairman of The Sequoia Group, Inc., a business consulting firm, since December 2002 and Chairman of Aerospace Technologies Group, Inc., an aviation industry company, since November 2003. He was employed with Marriott Corporation for over 18 years with his final position being Senior Vice President and Assistant to the Chairman in December 1989. He is currently a member of the Board of Trustees of the Autry Museum in Los Angeles, California and a Trustee of the Princess Grace Foundation — U.S.A.

Carl F. Dill, Jr., age 59, has been a Director of the Company since July 2001. Since June 2001, he has served as a strategic advisor to a number of high-tech and consulting businesses. From 1998 until 2001, he served as Vice President and Chief Information Officer of Time Warner, Inc. Mr. Dill served from 1982 until 1998 as Senior Vice President and Chief Information Officer for McDonald’s Corporation. He is also a Director of ThoughtWorks, Inc. and an advisory board member for Arxan Technologies, Inc.

Michael R. Gorsage, age 53, has been President and Chief Executive Officer and a Director of the Company since May 2004. Mr. Gorsage has over 30 years of business experience, including 20 years of experience in IT consulting. Prior to joining TSC, he served as Global Vice President and Managing Director for the Customer Relationship and Business Intelligence Consulting Unit of Electronic Data Systems Corp (EDS) from February 2002 until April 2004. Prior to his tenure at EDS, Mr. Gorsage served as Vice President and Global Managing Director of the Customer Solutions Practice of A.T. Kearney, Inc., a subsidiary of EDS, from September 2000 until February 2002. From May 1991 until August 2000, Mr. Gorsage served as Vice

President and Managing Director of the Advanced Technologies Practice at First Consulting Group. He is also a Director of Qsent, Inc., a private company headquartered in Portland, Oregon.

Paula Kruger, age 54, has been a Director of the Company since January 2005. Since September 2003, she has served as Executive Vice President for consumer markets at Qwest Communications International Inc. From December 2001 until September 2003, Ms. Kruger was President of Customer Relationship Management at Electronic Data Systems Corp. (EDS). Ms. Kruger served from September 2000 until May 2001 as a Principal in the technology practice of Heidrick & Struggles. From December 1999 to September 2000, Ms. Kruger served as a Principal at Taylor Winfield in Dallas, Texas. Prior to this time, Ms. Kruger amassed more than 20 years of operating experience in large and medium-sized businesses, including Cablevision, Excel Communications, American Express and Citibank. Ms. Kruger was recommended to the Board of Directors by the executive search firm of CRS Associates LLC.

Gerald Luterman, age 61, has been a Director of the Company since April 2003. He has served as Executive Vice President and Chief Financial Officer of KeySpan Corporation since August 1999. From February 1999 to August 1999 he served as Chief Financial Officer of barnesandnoble.com. From April 1996 to February 1999 he served as Senior Vice President and Chief Financial Officer of Arrow Electronics, Inc. He is also a Director of Ikon Office Solutions and Lutheran Medical Center Hospital. Mr. Luterman has qualified as a Canadian Chartered Accountant.

Stephen B. Oresman, age 72, has been a Director of the Company since July 1988 and Chairman of the Board since May 2004. He served as Chief Executive Officer and Chairman of the Executive Committee from June 2003 until May 2004. Since 1990, he has served as President of Saltash, Ltd., a management consulting firm. He previously served as Senior Vice President of Booz, Allen & Hamilton, Inc. and Chairman of Booz, Allen & Hamilton International, parent and subsidiary consulting firms, and was also associated with BBDO (now part of Omnicom Group, Inc.) as President of its Diversified Agency Group. He is also a Director of Cleveland-Cliffs Inc. and Symmetry Medical Inc.

John R. Purcell, age 73, has been a Director of the Company since October 2001 and served as the Chairman of the Board of Directors of the Company from June 2003 until May 2004. Since 1989, he has served as Chairman and Chief Executive Officer of Grenadier Associates Ltd., a venture banking firm. From 1991 until 1997, he served as Chairman of Donnelly Marketing, Inc., a data-based direct marketing company. From 1987 until 1990, he served as Chairman of Mindscape, Inc., an educational and entertainment computer software company. Mr. Purcell served from 1982 until 1986 as Chairman and President of SFN Companies, Inc., a communications company. Prior to that, he served as Executive Vice President of CBS, Inc. and as Senior Vice President of Gannett Co., Inc. He is a Director of Omnicom Group, Inc. and Bausch & Lomb, Inc. He previously served as a Director of the Company from July 1988 until February 2000, when he left to become a Director of eLoyalty Corporation after it was spun off from the Company.

The Board of Directors unanimously recommends that the Company’s stockholders vote FOR election of the nominees listed above.

BOARD OF DIRECTORS

Independence

Under Nasdaq rules, an “independent director” of a company means a person (other than an officer or employee of the company or its subsidiaries) who, in the opinion of the company’s board of directors, does not have a relationship with the company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Board has determined that, with the exception of the Company’s Chairman, Mr. Oresman, and its Chief Executive Officer, Mr. Gorsage, each of its directors is an independent director under the Nasdaq rules.

The Company’s independent directors meet in executive session at least twice a year and may meet more frequently as they determine is necessary. Mr. Purcell serves as chairman of each meeting of independent directors.

Communication with the Board

Stockholders who wish to communicate with the Board should address their communications to the Company’s Corporate Secretary, Philip J. Downey, at Technology Solutions Company, 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601. He will review each such communication and forward it to the appropriate Board member or members as he deems appropriate.

The Company encourages, but does not require, its directors to attend the annual meeting of stockholders. Last year all of the Company’s directors attended the annual meeting of stockholders.

Board Nomination Policy

The Board does not have a separate nominating committee; the Independent Directors serve this function. The Board has adopted a formal written policy regarding the nomination process and such related matters as may be required under the federal securities laws. Under the nominating policy, the independent directors, meeting in executive session, are responsible for identifying, evaluating, and recommending individuals qualified to be appointed to the Board or to stand for election to the Board at a meeting of the stockholders.

In evaluating candidates for nomination to the Board, the independent directors are to take into account the applicable requirements for directors under the Nasdaq rules as well as the standards for serving on the Board’s Audit Committee under the Securities Exchange Act of 1934 (the “Exchange Act”). The independent directors may take into consideration such other factors and criteria as they deem appropriate in evaluating a candidate, including his or her judgment, skill, integrity, diversity and business or other experience. The independent directors may (but are not required to) consider candidates suggested by management or other members of the Board.

Generally, the independent directors will consider candidates who have experience as a board member or senior officer of a company or who are generally recognized in a relevant field as a well-regarded practitioner, faculty member or senior government officer. The independent directors will also evaluate whether a candidate’s skills and experience are complementary to the existing Board members’ skills and experience as well as the Board’s need for operational, management, financial, international, technological or other expertise. The independent directors will interview candidates who meet the criteria and the independent directors will then select nominees that such independent directors believe best suit the Board’s needs.

The independent directors will consider qualified candidates for director nominees suggested by stockholders. Stockholders can suggest qualified candidates for director nominees by writing to the Company’s Corporate Secretary, Philip J. Downey, at 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601. Submissions that are received that meet the criteria described above will be forwarded to the independent directors for further review and consideration. The independent directors do not intend to evaluate candidates proposed by stockholders any differently than other candidates.

Directors’ Meetings and Committees

The Board of Directors held seven meetings during 2004. Each incumbent director, other than Ms. Kruger, who became a Director in January 2005, attended all of the meetings of the Board and committees thereof upon which he served, except Mr. Luterman, who missed one Board meeting, and Mr. Caldiero, who missed one Audit Committee meeting.

The Board of Directors has an Audit Committee, presently composed of Messrs. Luterman, Caldiero and Dill, that monitors the Company’s financial reporting process and internal control systems. Each member of the Audit Committee is financially literate and an “independent director” under the Nasdaq rules and meets the other independence requirements of Rule 10A-3 under the Exchange Act. The Audit Committee’s responsibilities are included in its written charter attached as Exhibit A to this proxy statement. The Audit Committee met five times during 2004. The Company has at least one audit committee financial expert, as that term is used in Item 401(h) of Regulation S-K under the Exchange Act. Mr. Luterman has been identified as the audit committee financial expert.

The Board of Directors has a Compensation Committee presently composed of Messrs. Caldiero, Dill and Purcell, and Ms. Kruger. The Compensation Committee’s responsibilities include the evaluation and approval of stock option grants and executive compensation. Each member of the Compensation Committee is an “independent director” under the Nasdaq rules. The Compensation Committee met four times during 2004.

Compensation of Outside Directors

Annual compensation for those directors who are not employees of the Company (“Outside Directors”) is $25,000, plus reimbursement of expenses incurred in attending meetings. Board Committee Chairmen receive an additional annual payment of $3,000. Each Outside Director receives a per-meeting fee of $1,500 for a Board Meeting and $1,000 for a Committee Meeting.

In addition, each Outside Director presently holds stock options issued under the Technology Solutions Company 1993 Outside Directors Plan, as amended (the “1993 Plan”), and/or the Technology Solutions Company 1996 Stock Incentive Plan, as amended (the “1996 Plan”). Any new Outside Director will receive under the 1996 Plan an option to purchase 40,500 shares of Common Stock with a per share exercise price equal to the closing price of a share of Common Stock as reported on The Nasdaq Stock Market ® on the day the stock option is granted. Each stock option granted to an Outside Director under the 1996 Plan becomes exercisable, depending on the time at which it was originally granted, either (i) in thirty-six monthly installments of 1,125 shares each, commencing on the last day of the calendar month immediately following the month the option is granted or (ii) in one installment of 13,500 shares on the one-year anniversary of the option grant date followed by twenty-four monthly installments of 1,125 shares each, commencing on the last day of the calendar month immediately following the one-year anniversary of the option grant date.

Additionally, Outside Directors are eligible for supplemental option grants. In 2004, no such grants were made.

Other Information

Mr. Luterman, a member of the Company’s Board, has served as the Chief Financial Officer of KeySpan Corporation since August 1999. Mr. Luterman, along with other officers of KeySpan, has been named in a formal investigation by the SEC and the U.S. Attorney’s Office, Southern District of New York, relating to his trading activities with respect to KeySpan common stock during the period following the acquisition in February 2002 by KeySpan of the Roy Kay companies through the July 17, 2002 announcement of a special accounting charge. As of the date of this Proxy Statement, this investigation has not been closed.

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP (“PwC”) served as the Company’s independent auditors until April 3, 2003. In order to better align the Company’s audit service requirements, the Audit Committee selected Grant Thornton LLP (“Grant Thornton”) to serve as the Company’s independent auditors.

On April 3, 2003, at the request of the Audit Committee of the Board of Directors, PwC was dismissed as the Company’s independent auditor. PwC’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s fiscal years ended December 31, 2002 and 2001 and the interim period from January 1, 2003 through April 3, 2003, there were no disagreements (as that term is used in item 304(a)(1)(iv) of Regulation S-K under the Exchange Act) between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

On April 3, 2003, the Audit Committee approved the engagement of Grant Thornton to act as the Company’s independent auditors, effective immediately. During the Company’s fiscal years ended December 31, 2002 and 2001 and the interim period from January 1, 2003 through April 3, 2003, the Company did not consult Grant Thornton with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events listed in Items 304 (a)(2)(i) and (ii) of Regulation S-K. Grant Thornton served as the Company’s independent auditors for 2004. Representatives of Grant Thornton are expected to be present at the Annual Meeting and will be available to respond to appropriate questions. Grant Thornton’s representatives will also be given the opportunity to make a statement, if they desire to do so.

RATIFICATION OF APPOINTMENT
OF INDEPENDENT AUDITORS

The Audit Committee has appointed Grant Thornton as the Company’s independent auditors for the fiscal year ending December 31, 2005. Approval of the proposal to ratify the appointment of Grant Thornton requires the affirmative vote of a majority of the stockholders present, in person or by proxy, at the Annual Meeting and entitled to vote thereon. If the appointment is not ratified, the appointment of other independent auditors will be considered by the Audit Committee. Abstentions will have the same effect as votes against the proposal. Shares not voted by a broker acting as nominee because the broker lacks discretionary authority to vote will be considered as not being in attendance for the vote on the proposal.

The Board of Directors and the Audit Committee unanimously recommend that the Company’s stockholders vote FOR approval of the proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2005.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of Technology Solutions Company’s Board of Directors is composed of three independent directors and operates under a written charter duly adopted by the Board of Directors (attached hereto as Exhibit A). For 2004, the members of the Audit Committee met the independence and experience requirements of the Nasdaq. The members of the Audit Committee are Gerald Luterman, Raymond P. Caldiero and Carl F. Dill, Jr. Among other things, the Audit Committee is responsible for the appointment, compensation and oversight of the Company’s independent auditors.

Management is responsible for the Company’s financial statements, systems of internal control and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and the independent auditors with respect to the Company’s audited financial statements. Management represented to the Audit Committee that the Company’s consolidated financial statements as of and for the year ended December 31, 2004 were prepared in accordance with generally accepted accounting standards, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. Specifically, the Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, current developments for audit committees in 2004 and any other matters required to be discussed under generally accepted auditing standards. In addition, prior to the filing of the Company’s Form 10-K for the year ended December 31, 2004, the Audit Committee followed the guidance in SEC Financial Release No. 60, Cautionary Advice Regarding Disclosure About Critical Accounting Policies and, accordingly, reviewed the selection, application and disclosure of the critical accounting policies of the Company.

During 2004 and 2003, the Company retained its principal auditors, Grant Thornton, in several capacities:

	2004	2003
Audit Fees	$135,350	$125,000
Audit Related Fees	10,222	5,778
Tax Fees	0	0
All Other Fees	31,847	12,500

Total	$177,419	$143,278

Audit Fees

Audit Fees represent amounts incurred in connection with the audit of the Company’s annual financial statements included in the Company’s Form 10-K, and review of financial statements included in the Company’s Forms 10-Q.

Audit Related Fees

Audit Related Fees represent amounts billed for the audit of the Company’s 401(k) plan and other similar audit related services.

Tax Fees

Tax Fees represent amounts billed for tax services. No tax fees were billed in 2004 or 2003.

All Other Fees

All Other Fees for 2004 represent amounts billed in connection with the Registration Statement on Form S-4 filed by the Company with the Securities and Exchange Commission for the acquisition of Zamba Corporation. All Other Fees for 2003 represent amounts billed by PwC for the transition of the audit function from PwC to Grant Thornton, and a review of PwC work papers relating to terminated negotiations for a proposed business combination.

All fees paid by the Company to the Company’s independent auditors were approved by the Audit Committee in advance of the services being performed by such auditors.

The Audit Committee has received and reviewed these figures as well as the written disclosures and the letter from the independent public auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with the independent auditors their independence, including consideration of the compatibility of non-audit services with that firm’s independence. Based upon these reviews and discussions, the Audit Committee has affirmed the independence of the Company’s principal auditors for 2004.

Based on the reviews and discussions referred to above, and relying thereon, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission.

The foregoing report has been furnished by the members of the Audit Committee as set forth below:

Gerald Luterman - Chairman
Raymond P. Caldiero
Carl F. Dill, Jr.

EXECUTIVE OFFICER COMPENSATION

The following table sets forth summary information concerning the compensation during the periods indicated of those executive officers of the Company for which such disclosure is required (collectively, the “Named Executive Officers”).

Summary Compensation Table

		Annual			Long-Term
		Compensation			Compensation
					Securities
					Underlying
Name and Principal Position	Fiscal				Options	All Other
as of December 31, 2004	Year	Salary ($)	Bonus ($)		Granted (#)	Compensation ($)
Stephen B. Oresman	2004	168,109	0		337,500	0
Chairman of the Board(1)	2003	130,769	0		337,500	0

Michael R. Gorsage	2004	228,173	150,000	(3)	337,500	0
President and Chief Executive Officer((2)

Sandor Grosz	2004	172,550	16,000		0	0
Vice President and Chief	2003	170,000	0		42,500	0
Financial Officer(4)	2002	175,000	20,000		2,500	0

Philip J. Downey	2004	172,550	16,000		0	0
Vice President — General Counsel	2003	170,000	0		42,500	0
and Corporate Secretary(5)	2002	173,750	20,000		2,500	0

Ard Geller	2004	380,000	150,000	(7)	162,500	0
Senior Vice President(6)	2003	380,000	0		337,500	0
	2002	392,500	150,000		35,000	0

Timothy P. Dimond(8)	2004	187,500	0		0	62,500	(9)
	2003	250,000	0		200,000	0
	2002	236,667	100,000		50,000	25,288	(10)

Paul R. Peterson(11)	2004	203,808	0		0	102,500	(12)
	2003	250,000	0		300,000	0
	2002	252,500	100,000		75,000	0

(1)	Mr. Oresman became Chairman of the Board in May 2004. He served as Chief Executive Officer from June 2003 until May 2004.

(2)	Mr. Gorsage began his employment with the Company as President and Chief Executive Officer in May 2004.

(3)	Represents a guaranteed bonus set forth in Mr. Gorsage’s employment contract.

(4)	Mr. Grosz became Chief Financial Officer of the Company on October 1, 2004.

(5)	Mr. Downey became General Counsel and Corporate Secretary of the Company on October 1, 2004.

(6)	Mr. Geller stepped down as an executive officer effective November 4, 2004. Mr. Geller is still employed by the Company as a Senior Vice President.

(7)	Represents a retention bonus set forth in Mr. Geller’s employment contract.

(8)	Mr. Dimond resigned from his position as Senior Vice President and Chief Financial Officer of the Company, effective September 30, 2004 but agreed to continue as an employee of the Company until March 31, 2005.

(9)	Salary continuance paid to Mr. Dimond pursuant to his Transition Agreement.

(10)	Salary continuance paid to Mr. Dimond pursuant to a previous employment agreement with the Company.

(11)	Mr. Peterson retired from his position as Senior Vice President, General Counsel and Secretary of the Company, effective September 30, 2004.

(12)	Salary continuance paid to Mr. Peterson pursuant to his Retirement Agreement.

Option Grants

The following table sets forth information with respect to individual grants of Company options that were made during 2004 to each of the Named Executive Officers and the potential realizable value of these options assuming five percent and ten percent rates (see footnote (2) to the table) of compound appreciation in the market value of the Company’s Common Stock, as the case may be, over the option term. No stock appreciation rights were granted in 2004.

Option Grants in the Last Year

	Individual Grants(1)					Potential Realizable
	Number of		Percent of			Value at Assumed
	Securities		Total Options			Annual Rates of Stock
	Underlying		Granted to	Exercise		Price Appreciation for
	Options		Employees	Price	Expiration	Option Term(2)
Name	Granted (#)		in Year	($/Sh)	Date	5%($)	10%($)
Stephen B. Oresman	175,000	(3)	6%	0.99	5/6/14	108,956	276,116
Stephen B. Oresman	162,500	(4)	6%	1.00	8/1/13	102,195	258,983
Michael R. Gorsage	337,500	(3)	12%	0.99	5/6/14	210,129	532,509
Ard Geller	162,500	(4)	6%	1.00	8/1/13	102,195	258,983

(1)	With respect to each of the Named Executive Officers, upon a change of control of the Company, the exercisability of these options will automatically be accelerated. With respect to Mr. Oresman, the exercisability of these options will be automatically accelerated upon a termination of Mr. Oresman’s employment by the Company.

(2)	Amounts reflect assumed rates of appreciation set forth in the Securities and Exchange Commission’s executive compensation disclosure rules. Actual gains, if any, on stock option exercises depend on future performance of the Company’s Common Stock, and overall stock market conditions. No assurance can be given that the amounts reflected in these columns will be achieved.

(3)	Subject to option provisions regarding termination of employment, 1/3 of these options will become exercisable on May 6, 2005 and 1/36 of these options will become exercisable on the last day of each calendar month for 24 months thereafter.

(4)	Subject to option provisions regarding termination of employment, 63,198 of these options became exercisable on November 4, 2004 and 1/36 of these options will become exercisable on the last day of each calendar month for 22 months thereafter.

Aggregated Option Exercises in the Last Year
and Year End Option Values

	Shares		Number of Securities		Value of Unexercised
	Acquired	Value	Underlying Unexercised		In-the-Money
	on	Realized	Options at Dec. 31, 2004 (#)		Options at Dec. 31, 2004 ($)
Name	Exercise (#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Stephen B. Oresman	—	—	343,734	452,766	33,355	56,082
Michael R. Gorsage	—	—	—	337,500	—	43,875
Sandor Grosz	—	—	104,241	23,263	2,363	2,812
Philip J. Downey	—	—	92,241	23,263	2,363	2,812
Ard Geller	—	—	728,854	270,406	29,846	32,915
Timothy P. Dimond	—	—	145,837	104,163	12,584	12,916
Paul R. Peterson	2,263	1,780	729,351	—	37,500	—

Agreements with Executive Officers

The Company has entered into an employment agreement with Mr. Stephen B. Oresman to serve as its Executive Chairman. The agreement does not have a fixed expiration date and may be terminated by either party on 90 days written notice. If Mr. Oresman’s employment is terminated by the Company, (i) he will be entitled to receive his health insurance benefits and his base salary for the one-year period following the termination of his employment and (ii) his then unvested options will immediately vest. Additionally, upon any change of control of the Company, Mr. Oresman’s then unvested options will immediately vest. If, following a change in control of the Company, (i) Mr. Oresman’s title, position, salary or benefits are materially reduced and he resigns within 90 days thereafter, or (ii) Mr. Oresman’s employment with the Company is terminated following his refusal to permanently relocate outside of the metropolitan area in which he then resides for a period longer than six months, Mr. Oresman will be entitled to receive his salary and health insurance benefits for the one-year period following the termination of his employment. Mr. Oresman’s current annual salary is $125,000.

The Company has entered into an employment agreement with Mr. Michael R. Gorsage to serve as its President and Chief Executive Officer. The agreement does not have a fixed expiration date and may be terminated by either party on 90 days written notice. If Mr. Gorsage’s employment is terminated by the Company, he will be entitled to receive his health insurance benefits and 60% of his base salary for the two-year period following the termination. If, following a change in control of the Company, (i) Mr. Gorsage’s title, position, duties or salary are diminished and he resigns within 90 days thereafter, or (ii) Mr. Gorsage’s employment with the Company is terminated following his refusal to permanently relocate outside of the metropolitan area in which he then resides, he will be entitled to receive his salary and health insurance benefits for a one-year period following the termination of his employment, plus a bonus equal to the average bonus paid to him in the two years prior to the year of the change of control (but no less than a $150,000 bonus). Also upon a change in control, Mr. Gorsage’s options that are not then exercisable will become exercisable. Mr. Gorsage’s contract entitles him to a guaranteed $150,000 bonus attributable to 2004 but payable in 2005. Mr. Gorsage’s current annual salary is $350,000.

The Company has entered into an employment agreement with Mr. Sandor Grosz to serve as its Vice President and Chief Financial Officer. The agreement has a one-year term expiring July 31, 2005, but will automatically renew for subsequent one year terms unless either party gives notice of non-renewal at least 30 days prior to the expiration of the then current term. The agreement can be terminated by either party upon certain notice to the other. If Mr. Grosz’s employment is terminated by the Company, he will be entitled to receive his salary and health insurance benefits for a 180 day period following termination, unless Mr. Grosz begins employment with another employer during such 180 day period. Mr. Grosz’s current annual salary is $210,000.

The Company has entered into an employment agreement with Mr. Philip J. Downey to serve as its Vice President — General Counsel and Corporate Secretary. The agreement has a one-year term expiring July 31, 2005, but will automatically renew for subsequent one year terms unless either party gives notice of non-renewal at least 30 days prior to the expiration of the then current term. The agreement can be terminated by either party upon certain notice to the other. If Mr. Downey’s employment is terminated by the Company, he will be entitled to receive his salary and health insurance benefits for a 180 day period following termination, unless Mr. Downey begins employment with another employer during such 180 day period. Mr. Downey’s current annual salary is $210,000.

The Company has entered into an employment agreement with Mr. Ard Geller to serve as its Senior Vice President. The agreement does not have a fixed expiration date and may be terminated by either party on 90 days written notice. If Mr. Geller’s employment is terminated by the Company, he will be entitled to receive his salary and bonus for a one-year period following the termination and his health insurance benefits until the earlier of his acceptance of new employment and the one year anniversary of his termination. If, following a change in control of the Company, (i) Mr. Geller’s title, position, duties, benefits, status or salary are materially reduced and he resigns within 90 days thereafter, or (ii) his employment with the Company is terminated following his refusal to permanently relocate outside of the metropolitan area in which he then resides, he will be entitled to receive his salary, bonus and health insurance benefits for a one-year period following the termination. Also upon a change in control, Mr. Geller’s options that are not then exercisable will become exercisable. If Mr. Geller’s employment with the Company is terminated because of his death or disability, he or his designated beneficiary will be entitled to receive his salary, bonus and health insurance benefits for a one-year period following the termination. By remaining employed by the Company through June 30, 2004, Mr. Geller qualified for a one-time retention payment by the Company in the amount of $150,000. Mr. Geller’s current annual salary is $250,000.

The Company entered into a transition agreement with Mr. Timothy P. Dimond on September 30, 2004. Pursuant to this agreement, Mr. Dimond resigned from his position as Senior Vice President and Chief Financial Officer of the Company effective September 30, 2004 and resigned as an employee of the Company effective March 31, 2005. In connection with the termination of his employment, the Company paid Mr. Dimond his full base salary and provided other standard employee benefits through March 31, 2005.

The Company entered into a retirement agreement with Mr. Paul R. Peterson on September 30, 2004. Pursuant to this agreement, Mr. Peterson retired from his position as Senior Vice President, General Counsel and Corporate Secretary of the Company effective September 30, 2004. In connection with his retirement, the Company is obligated to: (i) pay Mr. Peterson his full base salary and provide other standard employee benefits through September 30, 2005 and (ii) pay Mr. Peterson $100,000 in five monthly installments of $20,000, commencing on November 1, 2004. In addition, under this agreement, all Company stock options held by Mr. Peterson on the date of his retirement remained outstanding and exercisable in accordance with their terms and any such options that were not then vested immediately vested in full.

COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

Compensation Policies

The Company’s continuing objective is to provide superior sustainable value to its shareholders while providing competitive compensation opportunities that will attract, retain and reward leadership and critical talent. The Company provides all employees with an opportunity to increase annual compensation based on individual and team performance relative to specific criteria and objectives that are aligned with Company success drivers. To do this, the Company places a significant portion of employee compensation at risk with the performance of the Company, the operating group and the individual. The portion of compensation at risk increases with the position held by the employee.

Executive compensation consists of salary, annual incentive compensation, long-term equity incentive opportunity, general employee benefits and other minor benefits. In determining the executive compensation structure, the Compensation Committee of the Board of Directors (the “Compensation Committee”) considers current Company objectives, market survey data, consultant evaluations and recommendations of the Chief Executive Officer.

Salaries

The Company has a formal salary program with salary grades and salary ranges. Actual salaries reflect responsibility, performance and experience within each grade. Generally, the Company strives to maintain salary range midpoints at the 50th to 75th percentile of market survey data of comparable companies. Salary increases are awarded periodically based on individual performance, when allowed by economic conditions.

Annual Incentive Compensation

In 2004, the Company maintained an Annual Incentive Compensation Plan (“ICP”) that provided an opportunity for its management and other employees to earn annual cash bonuses. Under the 2004 ICP, each employee had a designated target bonus (represented as a percentage of base salary) reflecting the employee’s responsibility level. For 2004, the targets were: 10% for employees below the level of Principal, 15% for Principals, 25% for Senior Principals, 25% to 40% for Vice-Presidents, and 50% to 100% for Senior Vice-Presidents, Client Officers and the Chief Executive Officer.

Targets represent payouts for target performance. However, actual ICP payouts for 2004 could have ranged from 0% to 200% of the target amount. The amount of an employee’s ICP payout for 2004 was tied to the achievement of financial and non-financial indicators of Company success as well as certain qualitative measures. Specific performance metrics differed among employees and were selected and weighted based on their importance to the Company’s strategic objectives and the ability of the employee in question to impact each metric. Performance metrics also included financial benchmarks such as corporate earnings targets, revenue and margin achievements and accounts receivable management and cost controls as well as qualitative benchmarks like client acquisition and retention. Based in part upon the results of a comprehensive compensation survey conducted by an outside firm engaged by the Company during 2001, the Compensation Committee believes that the metrics selected for 2004 were consistent with those used by organizations similar to the Company in either size or industry segment.

Applying the above metrics, the Company paid $757,000 in total 2004 incentive compensation bonuses to employees of the Company, other than named executive officers.

Deferred Compensation Plan

Until February 10, 2004, the Company maintained a Voluntary Non-Qualified Executive Deferred Compensation Plan. Under this plan, officers and other senior management employees were permitted to defer, on a pre-tax basis, up to 50% of their base salary and 100% their ICP payout. On February 9, 2004, based on dwindling participation coupled with recent and proposed changes in tax and other legislation, the Compensation Committee voted to terminate this plan, effective February 10, 2004. All plan funds have since been distributed to the participants.

Stock Incentive Plan

The Company maintains a Stock Incentive Plan that gives employees an equity stake in the financial success of the Company, with grants based on position and responsibility. Certain Company employees receive a stock option grant upon joining the Company. Additional grants may be made annually, generally at the Vice President level and above, when the Compensation Committee, in consultation with the Chief Executive Officer, deems such grants serve the best interests of the Company. In 2004, 2,771,000 options were granted to new and existing employees and 464,095 options were forfeited, primarily as a result of employee terminations. On December 31, 2004, the acquisition of Zamba Corporation (“Zamba”) by the Company resulted in the conversion of certain existing Zamba options into 1,540,512 new Company options. As of December 31, 2004, 974,268 options remained available to be awarded under the Stock Incentive Plan.

Chief Executive Officer Compensation

The Board of Directors is responsible for evaluating and setting compensation for the Chief Executive Officer. In doing so, the Board typically considers the compensation of similarly placed executives at other companies, as well as individual and Company performance. Increases or decreases in compensation are awarded periodically based on individual and Company performance. Mr. Gorsage’s annual salary was set at $350,000 upon his becoming President and Chief Executive Officer of the Company in May 2004, and has not since changed. In May 2004, in connection with his appointment as President and Chief Executive Officer of the Company, Mr. Gorsage was granted an option to purchase 337,500 shares of the Company’s common stock. In January 2005, Mr. Gorsage was granted an option to purchase 162,500 shares of the Company’s common stock. Since becoming President and Chief Executive Officer of the Company, Mr. Gorsage was paid a one-time $150,000 bonus in accordance with the terms of his employment contract.

This report was furnished by the members of the Compensation Committee listed below:

Raymond P. Caldiero - Chairman
Carl F. Dill, Jr.
Paula Kruger
John R. Purcell

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

The following table sets forth information as of March 11, 2005 concerning the beneficial ownership of Common Stock for each Director, Named Executive Officer and all Directors and executive officers as a group. Unless otherwise noted, the listed persons have sole voting and investment power with respect to the shares held in their names, subject to community property laws if applicable.

	Number	% of Total
	of	Outstanding
	Shares(1)	Shares
Director Name
Raymond P. Caldiero	144,335	*
Carl F. Dill, Jr.	118,835	*
Michael R. Gorsage	286,581	*
Paula Kruger	3,375	*
Gerald Luterman	86,336	*
Stephen B. Oresman	533,102	1.1
John R. Purcell	723,003	1.5

Named Executive Officers
Stephen B. Oresman	533,102	1.1
Michael R. Gorsage	286,581	*
Philip J. Downey	135,842	*
Sandor Grosz	112,807	*
Ard Geller	881,716	1.9
Timothy P. Dimond	292,070	*
Paul R. Peterson	950,528	2.0
All Directors and Executive Officers as a group (9 persons)(2)	2,144,216	4.5

*	less than one percent

(1)	Includes shares that may be acquired under options which are currently exercisable or which will be exercisable within 60 days in the following amounts: Mr. Caldiero, 139,335 shares; Mr. Dill, 98,835 shares; Mr. Gorsage 166,681 shares; Ms. Kruger 3,375; Mr. Luterman, 85,336 shares; Mr. Oresman, 496,515 shares; Mr. Purcell, 128,003 shares; Mr. Downey 98,213 shares; Mr. Grosz 110,213 shares; Mr. Geller 799,268 shares; Mr. Dimond 175,004 shares; Mr. Peterson 729,351 shares; and directors and officers as a group, 1,326,506 shares.

(2)	Excludes former executive officers Ard Geller, Timothy P. Dimond and Paul R. Peterson.

ADDITIONAL INFORMATION RELATING TO VOTING SECURITIES

The following table is based on a review of reports on Schedule 13G and 13D filed with the SEC prior to March 11, 2005 and sets forth those holders of Common Stock known to the Company to beneficially own more than five percent of the Company’s Common Stock. As of March 11, 2005, there were 46,855,015 shares of the Company’s Common Stock outstanding.

	Number of
Name and Address	Shares		Percent
of Beneficial Owner	Owned		of Class
State of Wisconsin Investment Board
P.O. Box 7842
Madison, WI 53707	7,743,000	(1)	16.5%

FMR Corp.
82 Devonshire Street
Boston, MA 02109	3,863,504	(2)	8.2%

Michael T. Tokarz
287 Bowman
Purchase, NY 10577	2,935,700	(3)	6.3%

Brookside Capital Partners Fund, L.P.
Two Copley Place
Boston, MA 02116	2,707,200	(4)	5.8%

(1)	Based on the most recent report on Schedule 13G, filed on February 8, 2005, the State of Wisconsin Investment Board represented that it has sole voting power and sole dispositive power with respect to 7,743,000 shares.

(2)	Based on the most recent report on Schedule 13G, filed on February 14, 2005, FMR Corp., Edward C. Johnson, 3d, and Abigail P. Johnson, through their control of Fidelity Management & Research Company and certain voting trusts related thereto, represented that each of them has sole dispositive power with respect to 3,863,504 shares.

(3)	Based on the most recent report on Schedule 13G, filed on February 14, 2003, Mr. Tokarz represented that he has sole voting power and dispositive power with respect to 2,901,200 shares and shared voting and dispositive power with respect to 34,500 shares.

(4)	Based on the most recent report on Schedule 13G, filed on February 14, 2002, Brookside Capital Partners Fund, L.P. represented that it has sole voting power and sole dispositive power with respect to 2,707,200 shares.

SECURITIES AUTHORIZED FOR ISSUANCE
UNDER EQUITY COMPENSATION PLANS

The following table sets forth information as of December 31, 2004 concerning securities that are authorized under the Company’s equity compensation plans.

	(a)		(c )
	Number of		Number of securities
	securities to be	(b)	remaining available for
	issued upon	Weighted-average	future issuance under
	exercise of	exercise price of	equity compensation
	outstanding	outstanding	plans (excluding
	options, warrants	options, warrants	securities reflected in
Plan Category	and rights	and rights	column (a))
Equity compensation plans approved by security holders	11,946,802	$1.43	1,333,231 (1)
Equity compensation plans not approved by security holders	1,929,222 (2)	$2.62	0

Total	13,876,024	$1.60	1,333,231 (1)

(1)	Includes 358,963 shares available under the Employee Stock Purchase Plan.

(2)	Consists of 1,540,512 shares subject to options assumed by the Company in connection with its acquisition of Zamba Corporation and 388,710 shares subject to warrants assumed by the Company in connection with that acquisition.

PERFORMANCE GRAPH

The following graph compares the Company’s cumulative total stockholder return with the Nasdaq Stock Market® U.S. Index and Russell 2000 Index for the period beginning December 31, 1999 and ending December 31, 2004, representing the Company’s last five full years. The comparison is based on the assumption that $100 was invested on December 31, 1999 in each of the Company’s Common Stock, the Nasdaq Stock Market U.S. Index and the Russell 2000 Index.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
AMONG TECHNOLOGY SOLUTIONS COMPANY,
THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE RUSSELL 2000 INDEX

STOCKHOLDER PROPOSALS

In order for a stockholder proposal or nomination to be properly presented at the Company’s 2006 Annual Meeting of Stockholders (the “2006 Annual Meeting”), the stockholder proponent must comply with the relevant notice requirements contained in the Company’s By-Laws. These requirements relate to both the timing and content of the notice. To be timely, a stockholder proposal or nomination intended to be brought before the 2006 Annual Meeting must be received by the Company on or after January 6, 2006 and on or prior to February 5, 2006. All proposals and nominations should be directed to the Secretary of the Company.

In addition, any stockholder proposal that is intended to be included in the Company’s Proxy Statement for the 2006 Annual Meeting must comply with certain rules and regulations promulgated by the Securities and Exchange Commission. The deadline for submitting any such proposal to the Company for inclusion in its Proxy Statement for the 2006 Annual Meeting is December 8, 2005.

If a stockholder proposal is properly presented at the 2006 Annual Meeting in accordance with the requirements described above and is not included as an agenda item in the Company’s Proxy Statement for that meeting, the designated proxy holders will be permitted to exercise discretionary voting authority with respect to that proposal if, in the Proxy Statement, the Company advises stockholders of the nature of the proposal and how the proxy holders intend to vote. Nevertheless, the proxy holders will not have discretionary voting authority if the stockholder proponent satisfies certain requirements of the Securities and Exchange Commission, including the mailing of a separate proxy statement to stockholders.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10 percent of a registered class of the Company’s equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Reporting Persons are required by the Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of such reports and written representations from certain Reporting Persons, the Company has determined that all Reporting Persons complied with all filing requirements applicable to them in 2004.

ANNUAL REPORT TO STOCKHOLDERS

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, without exhibits, accompanies this Proxy Statement. Financial inquiries should be directed to Sandor Grosz, Vice President and Chief Financial Officer, Technology Solutions Company, 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601. Telephone (312) 228-4500.

OTHER BUSINESS

The Board of Directors knows of no other matters to be presented at the Annual Meeting, but if any other matters should properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy card will vote on such matters in accordance with their best judgment.

OTHER INFORMATION

STOCK LISTING

The Nasdaq Stock Market®

STOCK SYMBOL

TSCC

TRANSFER AGENT AND REGISTRAR

Mellon Investor Services
1 North Dearborn Street, Suite 1400
Chicago, IL 60602

INDEPENDENT AUDITORS

Grant Thornton LLP
Chicago, IL

Exhibit A

AMENDED AND RESTATED
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
February 9, 2004

I.	GENERAL.

a.	The primary purpose of the Audit Committee is to assist the Board of Directors (the “Board”) of Technology Solutions Company (the “Company”) in fulfilling its oversight responsibilities with respect to the Company’s financial reporting process, system of internal controls, accounting practices and audit process.

b.	The Board recognizes that while the Audit Committee has been given certain duties and responsibilities pursuant to this Charter, the Audit Committee is not responsible for guaranteeing the accuracy of the Company’s financial statements or the quality of the Company’s accounting practices. The fundamental responsibility for the Company’s financial statements and disclosures rests with management and the Company’s external auditor (the “Independent Auditor”). The Board also recognizes that meeting the responsibilities of an Audit Committee in a dynamic business environment requires a degree of flexibility. Accordingly, the procedures outlined in this Charter are meant to serve as guidelines rather than inflexible rules, and the Audit Committee is encouraged to adopt such different or additional procedures as it deems necessary from time to time.

II.	COMPOSITION AND EXPERTISE.

a.	The Audit Committee shall be composed solely of directors of the Company, each of whom shall satisfy all applicable requirements for audit committee service, including requirements with respect to independence and financial literacy imposed by the Sarbanes-Oxley Act of 2002 (the “SOX Act”), the Securities Exchange Act of 1934 (the “Exchange Act”) or the Nasdaq Stock Market (“Nasdaq”), provided that the Board may elect to take advantage of any exception from such requirements provided in the SOX Act, the Exchange Act, the Nasdaq rules or any other applicable source of law. One member of the Audit Committee shall be a “financial expert,” as such term is defined by the Securities and Exchange Commission (the “SEC”). The Audit Committee shall have at least three members. Determinations as to whether a particular director satisfies the requirements for membership on the Audit Committee shall be made by the Board.

b.	The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall have been duly elected and qualified or until their resignation or removal. Unless a Chair is designated by the full Board, the members of the Audit Committee may elect a Chair by majority vote.

III.	MEETINGS.

a.	The Committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities, but in any case, not less than four times a year. The Committee will meet at such times as determined by its chairperson or as requested by any two of its members. The Committee may meet by telephone or video conference and may take action by written consent.

b.	Each member of the Committee shall have one vote. One-third of the members, but not less than two, shall constitute a quorum. The Committee shall be authorized to take any permitted action only by the affirmative vote of a majority of the Committee members present at any meeting at which a quorum is present, or by the unanimous written consent of all of the Committee members.

c.	The Committee shall maintain copies of minutes of each meeting of the Committee, and each written consent to action taken without a meeting, reflecting the actions so authorized or taken by the Committee. A copy of the minutes of each meeting and all consents shall be placed in the Company’s minute book.

IV.	EXTERNAL ADVISORS. The Committee shall have sole authority to obtain, at the Company’s expense, but at funding levels determined by the Committee, advice and assistance from independent counsel and other advisors, as it deems necessary to carry out its duties. The Committee shall also have authority to obtain advice and assistance from any officer or employee of the Company.

V.	DUTIES AND RESPONSIBILITIES. The Audit Committee shall:

a.	Documents/Reports Review.

i.	Review the adequacy of this Charter at least annually and at such other intervals as the Audit Committee or the Board determines.

ii.	Discuss the annual audited financial statements and quarterly financial statements with management and the Independent Auditor. The Committee shall make a recommendation to the Board as to whether the annual audited financial statements should be included in the Company’s Annual Report on Form 10-K.

iii.	Review reports to management prepared by the Independent Auditor or Internal Audit, as the case may be, and responses to the same by management.

iv.	Periodically review the Company’s Principles and Policies of Business Conduct and Code of Ethics.

b.	Independent Auditor.

i.	Be responsible for the appointment, compensation and oversight of the Independent Auditor. The Audit Committee shall also be responsible for the resolution of disagreements between management and the Independent Auditor regarding financial reporting. The Independent Auditor shall report directly to the Audit Committee. The Committee shall be responsible for monitoring the independence of the Independent Auditor.

ii.	Pre-approve all auditing and non-audit services to be provided to the Company by the Independent Auditor, subject to any exceptions provided in the SOX Act. The Committee may delegate to one or more of its members the authority to grant such pre-approvals, provided that any such decision of such member or members must be presented to the full Committee at its next scheduled meeting.

iii.	Obtain and review annually, prior to the completion of the Independent Auditor’s annual audit of the Company’s year-end financial statements (the “Annual Audit”), a report from the Independent Auditor, describing (a) all critical accounting policies and practices to be used in the Annual Audit, (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Independent Auditor, and (c) other material written communications between the Independent Auditor and management, such as any management letter or schedule of unadjusted differences. Discuss with the Independent Auditor any material issues raised in such report.

iv.	Review and discuss with the Independent Auditor all significant relationships that the auditor and its affiliates have with the Company and its affiliates in order to determine the auditor’s independence. The Audit Committee shall: (a) request, receive and review, on a periodic basis, a formal written statement from the Independent Auditor delineating all relationships between the Company and the Independent Auditor that may reasonably be thought to bear on the independence of the Independent Auditor with respect to the Company; (b) discuss with the Independent Auditor any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor; and (c) take, or recommend that the full Board take, appropriate action regarding the independence of the Independent Auditor.

v.	Review and evaluate the lead audit partner of the Independent Auditor and assure the regular rotation of the lead audit partner, the concurring partner and other audit partners engaged in the Annual Audit, to the extent required by law.

vi.	Obtain assurance from the Independent Auditor that the audit was conducted in a manner consistent with Section 10A of the Exchange Act.

c.	Financial Reporting Process.

i.	Review the financial reporting processes and audit controls, both internal and external, based on consultation with the Independent Auditor and management.

ii.	Discuss with the Independent Auditor the Independent Auditor’s judgment about the quality, not just the acceptability, of the accounting principles applied in the Company’s financial reporting.

iii.	Discuss with the Independent Auditor the Independent Auditor’s judgment about the competence, performance and cooperation of the Company’s and management.

iv.	Discuss with management their views as to the competence, performance and independence of the Independent Auditor.

v.	Consider and, if appropriate, recommend to the Board significant changes to auditing and accounting principles and practices as suggested by the Independent Auditor, or management.

d.	Process Improvement.

i.	Review reports to the Audit Committee by each of management and the Independent Auditor regarding any significant judgments made in management’s preparation of financial statements and the view of each as to the appropriateness of such judgments.

ii.	Review with each of management and the Independent Auditor any problems or difficulties encountered during the course of each audit and management’s response.

iii.	Review any significant disagreement among management and the Independent Auditor in connection with the preparation of the financial statements.

iv.	Review with the Independent Auditor and management the extent to which changes or improvements in financial or accounting practices and internal controls, as approved by the Audit Committee, have been implemented.

e.	Other.

i.	Be responsible for the review and approval of all related-party transactions, as such term is defined by the rules of the Nasdaq and the

Securities and Exchange Commission. No related-party transaction may be entered into unless and until it has been approved by the Committee.

ii.	Annually prepare a report to shareholders as required by the Securities and Exchange Commission.

iii.	Obtain, at the Company’s expense, advice and assistance from outside legal, accounting or other advisers of the Audit Committee’s choosing.

iv.	Establish at the beginning of the year a schedule for the Committee’s meeting during the course of the year and the fixed agenda items for the scheduled meetings.

v.	Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

vi.	Report regularly to the Board, both with respect to the activities of the Committee generally and with respect to any issues that arise regarding the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Independent Auditor or the performance of Internal Audit.

vii.	Review the audit efforts of the Independent Auditor and the operations of the Company’s quality assurance committee (“QA Committee”).

viii.	Nominate the Compliance Officer for the approval of the Board and to be directly available to meet with the Compliance Officer.

ix.	Provide an open avenue of communication among the Independent Auditor, financial and senior management, and the Board.

x.	Keep a record of the acts and proceedings of the Audit Committee and report thereon to the Board periodically or whenever requested to do so.

xi.	Review with the Company’s counsel, compliance with legal and regulatory requirements and any legal matter that could have a significant impact on the Company’s financial statements.

xii.	Obtain reports from management and review with the Company’s chief legal officer, or appropriate delegates, the Company’s compliance with legal and regulatory requirements.

xiii.	In discharging its oversight role, the Audit Committee may investigate any matter brought to its attention, and shall have full access to all books,

records, facilities and personnel of the Company and the power to retain outside counsel, or other experts.

xiv.	Perform such other activities, consistent with this Charter, the Company’s Articles of Incorporation, By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

PROXY

TECHNOLOGY SOLUTIONS COMPANY

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 5, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Technology Solutions Company (the “Company”) does hereby acknowledge receipt of Notice of said Annual Meeting and the accompanying Proxy Statement, and does hereby constitute and appoint Stephen B. Oresman and Michael R. Gorsage, or either of them, with full power of substitution, to vote all shares of stock of the Company that the undersigned is entitled to vote, as fully as the undersigned could do if personally present, at the Annual Meeting of Stockholders of the Company to be held on May 5, 2005 at 8:15 a.m., CDT, at the Company’s offices located at 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601, and at any adjournment thereof, as indicated on the reverse side.

(Please date and sign on reverse side)

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This Proxy when properly executed will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted for all of the nominees listed in Proposal 1 and in favor of the ratification set forth in Proposal 2.

1. The election of Directors:

INSTRUCTIONS: To withhold authority to vote for any nominee, strike the nominee’s name.

Nominees:

Raymond P. Caldiero
Carl F. Dill, Jr.
Michael R. Gorsage
Paula Kruger
Gerald Luterman
Stephen B. Oresman
John R. Purcell

2. Proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2005.

INSTRUCTIONS: Please mark appropriate box ☒:

FOR:	AGAINST:
☐	☐

3. As such proxies may in their discretion determine upon such other matters as may properly come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY YOU ON THIS CARD. IN THE ABSENCE OF SUCH INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES LISTED IN PROPOSAL 1 AND IN FAVOR OF THE RATIFICATION SET FORTH IN PROPOSAL 2. IF OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED ON THOSE MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE NAMED PROXIES.

You are urged to mark, sign, date and return your proxy without delay in the return envelope provided for that purpose, which requires no postage if mailed in the United States.

When signing the proxy, please take care to have the signature conform to the stockholder’s name as it appears on this side of the proxy. If shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees and guardians should so indicate when signing. Corporations and partnerships should sign in their full corporate or partnership names by a duly authorized person.

Dated:	, 2005

Signature

Signature if held jointly

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